MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

     This Mortgage Loan Purchase and Sale Agreement, dated as of December 1, 1997 (the "Agreement"), is between Merrill Lynch Mortgage Investors, Inc., a Delaware corporation (the "Company"), and GE Capital Access, Inc. (the "Mortgage Loan Seller"). The Mortgage Loan Seller agrees to sell, and the Company agrees to purchase, the mortgage loans (the "Mortgage Loans") described in, and set forth in, the Mortgage Loan Schedule attached as Exhibit A to this Agreement (the "Mortgage Loan Schedule"). The Company intends to deposit the Mortgage Loans and other assets into a trust (the "Trust") and cause the creation of a series of certificates to be known as Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates, Series 1997-C2 (the "Certificates"), evidencing beneficial ownership interests in the Mortgage Loans and other assets (including, without limitation, other mortgage loans), under a Pooling and Servicing Agreement, to be dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among the Company, as depositor, GE Capital Loan Services, Inc., as master servicer (the "Servicer"), CRIIMI MAE Services Limited Partnership, as special servicer (the "Special Servicer"), and State Street Bank and Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     1. Purchase Price; Purchase and Sale. The purchase price (the "Purchase Price") for the Mortgage Loans shall be determined in accordance with the letter agreement, dated as of December 23, 1997, between the Company and the Mortgage Loan Seller. The Purchase Price amount shall be payable by the Company to the Mortgage Loan Seller on December 23, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date") in immediately available funds. The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, at 10:00 a.m. (New York time), on the Closing Date.

     On the Closing Date, the Mortgage Loan Seller shall sell, transfer, assign, set over and convey to the Company, without recourse, and the Company shall purchase, all the right, title and interest of the Mortgage Loan Seller in and to the Mortgage Loans, including all interest and principal due on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Mortgage Loan Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance policies. The Company hereby directs the Mortgage Loan Seller, and the Mortgage Loan Seller hereby agrees, to deliver to the Trustee all documents, instruments and agreements required to be delivered by the Company to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such
Section 2.01 and such other documents, instruments and agreements as the Company or the Trustee shall reasonably request. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans.

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     2. Representations and Warranties. (a) The Mortgage Loan Seller hereby represents and warrants to the Company as of the date hereof and as of Closing Date that:

          (i) The Mortgage Loan Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the value of the Mortgage Loans and the ability of the Mortgage Loan Seller to perform its obligations hereunder, and the Mortgage Loan Seller has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the corporate power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign, transfer, set over and convey the Mortgage Loans in accordance with this Agreement;

          (ii) This Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and assuming its due authorization, execution and delivery by the Company, will constitute a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of this Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

          (iii) The execution and delivery of this Agreement by the Mortgage Loan Seller and the performance of its obligations hereunder (1) will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would

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     materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement; and (2) does not require the consent of any third party or such consent has been obtained.

          (iv) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Mortgage Loan Seller, threatened against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to enter into, and carry out the transactions contemplated by, this Agreement;

          (v) The Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that, in the Mortgage Loan Seller's good faith and reasonable judgment, would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with this Agreement or the consummation of the transactions contemplated by this Agreement, other than those which have been obtained by the Mortgage Loan Seller;

          (vii) The transfer, assignment and conveyance of the Mortgage Loans by the Mortgage Loan Seller to the Company is not subject to bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction; and

          (viii) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller will report the transfer of the Mortgage Loans to the Company as a sale of the Mortgage Loans to the Company. The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans to the Company will constitute reasonably equivalent value and fair consideration for the Mortgage Loans. The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Company. The Mortgage Loan Seller is not selling the Mortgage Loans to the Company with any intent

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     to hinder, delay or defraud any of the creditors of the Mortgage Loan
     Seller.

     (b) The Mortgage Loan Seller hereby represents and warrants with respect to each Mortgage Loan that, as of the date specified below or, if no such date is specified, as of the Closing Date:

          (i) Immediately prior to the sale, transfer and assignment of the Mortgage Loans to the Company, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan;

          (ii) The Mortgage Loan Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, and none of the Mortgage Note, the Mortgage or any other related loan document prohibits such transfer;

          (iii) Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed in connection with such Mortgage Loan is, a valid and binding obligation of the related Mortgagor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and any lost note affidavit included in the Mortgage File in lieu of a Mortgage Note does not impair the ability of the holder thereof to enforce the terms of such Mortgage Note;

          (iv) Each related Assignment of Leases, or, if none, the assignment of leases and rents contained in the related Mortgage creates a valid, collateral or first priority assignment of, or a valid first priority security interest in, the right to receive all payments due under the related leases, and no other person owns any interest therein superior to or of equal priority with the interest created under such assignment;

          (v) Each related assignment of Mortgage from the Mortgage Loan Seller to the Trustee and any related assignment of Assignment of Leases, if any, and assignment of any other agreement executed in connection with such Mortgage Loan, from the Mortgage Loan Seller to the Trustee constitutes the legal, valid and binding assignment from the Mortgage Loan Seller to the Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

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          (vi) Since origination, such Mortgage Loan has not been modified, altered, satisfied, canceled, subordinated or rescinded, except, in each of the foregoing instances, by written instruments that are a part of the related Mortgage File, recorded in the applicable public recording office if necessary to maintain the priority of the lien of the related Mortgage and security agreements and delivered to the Company, and no material portion of the related Mortgaged Property has been released from the lien of the related Mortgage, in each case, in any manner which materially and adversely affects the value of the Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to those Mortgage Loans listed on Schedule 1 attached hereto which permit defeasance, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage in any manner which materially and adversely affects the security provided by the Mortgaged Property;

          (vii) Each related Mortgage is a valid first lien on the related Mortgaged Property (subject to the matters described in clause (viii) below), and such Mortgaged Property is free and clear of any mechanics' and materialmen's liens which are prior to or equal with the lien of the related Mortgage, except those which are insured against by a lender's title insurance policy (as described in clause (viii) below);

          (viii) The lien of each related Mortgage as a first priority lien in the outstanding principal amount of such Mortgage Loan (as set forth on the Mortgage Loan Schedule) after all advances of principal is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Mortgage Loan Seller, its successors and assigns, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, materially interferes with the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations when they become due or materially and adversely affects the value of the Mortgaged Property; the original holder of the Mortgage and/or its successor or assigns is the sole named insured of such policy; such policy is assignable to the Company and the Trustee without the consent of or any notification to

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     the insurer, and is in full force and effect upon the consummation of the transactions contemplated by this Agreement; no claims have been made under such policy and the Mortgage Loan Seller has not done anything, by act or omission, and the Mortgage Loan Seller has no knowledge of any matter, which would impair or diminish the coverage of such policy;

          (ix) The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder and the Mortgage Loan Seller covenants that it will not make any future advances under the Mortgage Loan to the related Mortgagor;

          (x) There is no proceeding pending, or to our knowledge, threatened, for the total or partial condemnation of all or any material portion of such Mortgaged Property, and, to the Mortgage Loan Seller's knowledge, each related Mortgaged Property is free and clear of any material damage that would affect materially and adversely the value of such Mortgaged Property as security for the Mortgage Loan;

          (xi) The related Mortgagor has represented to the Mortgagee that, as of the date of origination of such Mortgage Loan, and, to the Mortgage Loan Seller's knowledge, such Mortgagor and the lessee and/or operator of the related Mortgaged Property was in possession of all material licenses, permits and other authorizations necessary and required by all applicable laws for the conduct of its business and all such licenses, permits and authorizations were valid and in full force and effect;

          (xii) Each Mortgage Loan does not have a shared appreciation feature, other contingent interest feature or, except with respect to those Mortgage Loans listed on Schedule 2 attached hereto (the "ARD Loans") which provide for hyper-amortization, a negative amortization feature;

          (xiii) Each Mortgage Loan is a whole loan and no other party holds a participation interest in the Mortgage Loan;

          (xiv) The Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of each Mortgage Loan complied as of the date of origination with, or such Mortgage Loan is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury; any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to each Mortgage Loan have been complied with as of the date of origination of such Mortgage Loan;

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          (xv) All taxes and governmental assessments which would be a lien on the Property and that prior to the Cut-off Date became due and owing in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established;

          (xvi) All escrow deposits and payments required pursuant to the Mortgage Loan are in the possession, or under the control, of the Mortgage Loan Seller or its agent and all amounts required to be deposited by the Borrower under the Loan Documents as of the date hereof have been deposited and all such escrows and deposits have been conveyed by the Mortgage Loan Seller to the Company and identified as such with appropriate detail;

          (xvii) Each related Mortgaged Property is insured by a fire and extended perils insurance policy in an amount not less than the lesser of
     (A) the outstanding principal balance of the Mortgage Loan and (B) the replacement cost, and in all events the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; each related Mortgaged Property is also covered by business interruption insurance (or loss of rents insurance) and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured and to the Mortgagee of termination or cancellation, and no such notice has been received; each related Mortgage or loan agreement obligates the related Mortgagor to maintain a fire and extended perils insurance and, at such Mortgagor's failure to do so, authorizes the Mortgagee to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from such Mortgagor;

          (xviii) Each Mortgage provides that any insurance proceeds in respect of a casualty, other than business interruption/rental income insurance, and any condemnation awards, will be applied either to the repair or restoration of the Mortgaged Property or to the repayment of the outstanding principal balance of the Mortgage Loan;

          (xix) To the Mortgage Loan Seller's knowledge, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note and no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a material default, breach, violation or event of acceleration;

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          (xx) No Monthly Payment on such Mortgage Loan has been more than 30 days delinquent from the later of one year prior to the Cut-off Date, the date of origination of such Mortgage Loan or, if applicable, the date of acquisition by the Mortgage Loan Seller of such Mortgage Loan, through the Cut-off Date;

          (xxi) Each related Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy or other law affecting the right of creditors generally and the application of principles of equity, and there is no exemption available to the Mortgagor which would interfere with such right to foreclose;

          (xxii) A Phase I Environmental Site Assessment was performed with respect to the related Mortgaged Property. Such Phase I Environmental Site Assessment was performed within twelve (12) months prior to the respective dates of origination of the related Mortgage Loan. A report of such Phase I Environmental Site Assessment has been delivered to the Company, and the Mortgage Loan Seller (or its affiliate that originated the Mortgage Loan), having made no independent inquiry other than reviewing such report, has no knowledge of any material and adverse environmental condition or circumstance affecting the related Mortgaged Property that was not disclosed in such report. To the extent any such condition or circumstance was disclosed, either (a) there has been escrowed an amount of money considered sufficient by the Mortgage Loan Seller, based upon the related environmental reports, to cure and remedy such condition or circumstance as recommended in the Phase I or, where applicable, Phase II Environmental Site Assessment or (b) an operating and maintenance program has been required of Mortgagor or (c) such condition has been cured or remedied. The Mortgage Loan Seller has received no notice of any other such condition or circumstance. In each Mortgage, the related Mortgagor represented and warranted that it will not use or cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner that violates federal, state or local laws, ordinances, regulations, orders or directives relating to hazardous materials. In each Mortgage, the Mortgagor represented and warranted that no hazardous materials exist on the related Mortgaged Property in any manner that violates federal, state or local laws, ordinances, regulations, orders or directives relating to hazardous materials; provided, however, that in certain instances this representation is limited to the best of Mortgagor's knowledge. The Mortgage Loan generally requires (subject to exceptions which would not be viewed as commercially unreasonable by a prudent institutional lender) that the Mortgagor will defend and hold the holder of the

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     Mortgage and its successors and/or assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, expenses, and claims of any kind whatsoever (including attorney's fees and costs) paid, incurred, or suffered by, or asserted against, any such party resulting from a breach of any representation, warranty or covenant relating to environmental matters given by the Mortgagor under the related Mortgage except for those resulting from gross negligence or willful misconduct by the holder of the Mortgage or those which are initially placed on, in or under the Mortgaged Property after foreclosure or other taking of title to the Mortgaged Property by the holder of the Mortgage;

          (xxiii) Each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, as applicable, the related Mortgaged Property, or any controlling interest therein, is directly or indirectly transferred or sold, or encumbered in connection with subordinate financing (other than any existing subordinate debt) and each related Mortgage or loan agreement prohibits the pledge or encumbrance of the Mortgaged Property without the consent of the holder of the Mortgage Loan;

          (xxiv) Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). For this purpose, Section 860G(a)(3) of the Code shall be applied without regard to the rule contained in Treasury Regulations Section 1.860G-2(f)(2) which treats a defective mortgage loan as a "qualified mortgage" under certain circumstances. Accordingly, the Mortgage Loan Seller represents and warrants that each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (1) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property and such interest in real property was the sole security for such Mortgage Loan as of the Testing Date (as defined below), or (2) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of the Mortgage Loan (a) as of the Testing Date, or (b) as of the Closing Date. For purposes of the previous sentence, (1) the fair market value of the referenced interest in real property shall first be reduced by (a) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (b) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (2) the Testing Date shall be the date on which the referenced Mortgage

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     Loan was originated unless (a) such Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (b) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing Date shall be the date upon which the latest such "significant modification" occurred. For this purpose the ARD Loans shall be deemed to have undergone a "significant modification" on December 23, 1997;

          (xxv) As of the Cut-off Date the Mortgage Loan Schedule is complete and accurate in all material respects;

          (xxvi) The Mortgage Loan provides that the Mortgagor is required to provide to the Mortgagee at least annually an operating statement and such other information as is reasonably requested by the Mortgagee;

          (xxvii) Prepayment Premiums and Yield Maintenance Charges payable with respect to the Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury Regulations Section 1.860G-1(b)(2);

          (xxviii) The Mortgage File contains an appraisal of the related Mortgaged Property which appraisal is signed by a qualified appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated;

          (xxix) None of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses and except for immaterial encroachment or where the same is covered by a title insurance endorsement), and no improvements on adjoining properties materially encroach upon such Mortgaged Property,

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

     or the requisite title insurance has been obtained with respect to the foregoing;

          (xxx) To the Mortgage Loan Seller's knowledge, based on the type of due diligence customarily provided by prudent institutional commercial and multifamily mortgage lenders, as of the date of origination of such Mortgage Loan, and as of the Cut-off Date, each Mortgaged Property was in material compliance with all applicable laws, zoning ordinances (including legal non-conforming uses), rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property or, if such Mortgaged Property is not in compliance with the representations made in this clause (xxx), such non-compliance does not materially and adversely affect the value or operation of the Mortgaged Property;

          (xxxi) With respect to the Mortgage Loans which as of the Cut-off Date have a principal balance of at least $6 million, the related Mortgagor is an entity which has represented and covenanted in connection with the origination of the Mortgage Loan, or whose organizational documents provide, that so long as the Mortgage Loan is outstanding it will be a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which does not engage in any business unrelated to the related Mortgaged Property (which may include multiple Mortgaged Properties owned by the same Borrower and securing only Mortgage Loans conveyed hereunder as listed on Exhibit D and its (or their) financing, does not have any material assets other than those related to its interest in such Mortgaged Property (or Mortgaged Properties) or its (or their) financing, or any indebtedness other than as permitted by the related Mortgage or the other documents in the Mortgage Loan File, has its own books and records separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person);

          (xxxii) The Mortgage Loan complied, in all material respects, with all of the terms, conditions and requirements of the Mortgage Loan Seller's underwriting standards in effect at the time of the origination or acquisition of such Mortgage Loan;

          (xxxiii) Except as set forth on Schedule 1, to the Mortgage Loan Seller's knowledge, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

          (xxxiv) To the best of Mortgage Loan Seller's knowledge, as of the Closing Date, there is no right of rescission, offset, abatement, diminution, defense or counterclaim to the Mortgage Loan (including the

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     defense of usury), nor will the operation of any of the terms of the
     Mortgage Note or the Mortgage, or the exercise of any rights thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part (excluding provisions relating to default interest, yield maintenance charges or prepayment premiums), or subject to any right of rescission, offset, abatement, diminution, valid defense or counterclaim (including the defense of usury or the violation of any applicable disclosure or consumer credit laws), except in any such case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and no such right of rescission, offset, abatement, diminution, defense or counterclaim has been asserted with respect thereto;

          (xxxv) In the case of any Mortgage which is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law, and no fees or expenses are, or will become, payable to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor or in connection with the release of the Mortgaged Property or related security for the Mortgage Loan following the payment of the Mortgage Loan in full;

          (xxxvi) The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the Mortgagor is required to maintain or the Mortgagee maintains, flood insurance with respect to such improvements;

          (xxxvii) If the Mortgaged Property is subject to any leases, the Mortgagor is the owner and holder of the landlord's interest under any leases and the related Mortgage or Assignment of Leases provides for the appointment of a receiver for rents or allows the Mortgagee to enter into possession to collect rent or provides for rents to be paid directly to Mortgagee in the event of a default;

          (xxxviii) The Mortgage Note is not secured by any collateral that is not being transferred hereunder;

          (xxxix) Each Mortgage Loan, if any, that is cross-collateralized is cross-collateralized only with one or more other Mortgage Loans being transferred hereunder;

          (xl) The origination (or acquisition, as the case may be), servicing and collection practices used with respect to the Mortgage Loan by the

     Mortgage Loan Seller and, to the Mortgage Loan Seller's knowledge, by any prior holder of the Mortgage Loan, have been in all respects legal, proper and prudent and have met customary industry standards;

          (xli) No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Mortgage Loan Seller to the Mortgagor and, to the Mortgage Loan Seller's knowledge, no funds have been received from any person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage;

          (xlii) UCC Financing Statements have been filed and/or recorded in all places necessary to perfect a valid security interest in all material furniture, fixtures and equipment owned by a Mortgagor and located on each Mortgaged Property and for which perfection is accomplished by the filing of a UCC financing statement, and the mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loans establish and create a valid and enforceable first lien and first priority security interest on such material furniture, fixtures and equipment except as enforceability may be limited by bankruptcy or other laws affecting creditor's rights generally or by the application of the rules of equity;

          (xliii) Except with respect to the Mortgage Loans identified on
     Schedule 1 as being subject to secured subordinate debt (the "Subordinate Debt Mortgage Loans"), as of the date of the Prospectus, to the Mortgage Loan Seller's knowledge, the Mortgagor has no indebtedness for borrowed money secured by the Mortgaged Property other than the Mortgage Loan. With respect to the Subordinate Debt Mortgage Loans, the creditor (the "Subordinate Lender") under such secured indebtedness for borrowed money ("Other Debt") of the Mortgagor has entered into a subordination agreement with the Mortgage Loan Seller pursuant to which (A) the Subordinate Lender has agreed to fully subordinate the Other Debt to the Mortgage Loan (collectively, the "Senior Debt"), (B) the Subordinate Lender has agreed not to declare a default or exercise any remedies with respect to the Other Debt until the Senior Debt has been paid in full, and (C) such subordination agreement is assignable to the Company and its successors and assigns and is being assigned hereunder and is part of the Mortgage File;

          (xliv) Except to the extent otherwise set forth on Schedule 1, no Mortgage Loan is secured in whole or in part by the interest of a Borrower as lessee under a ground lease underlying the related Mortgaged Property unless (A)(i) the Mortgage Loan is also secured by the related fee interest or (ii) the ground lease represents a non-essential portion of the Mortgaged Property, and the ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagor, or the Mortgagee if the Mortgagee acquires the related Mortgaged Property upon foreclosure, assignment-in-lieu of foreclosure or otherwise) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan or (B) if the Mortgage Loan is secured by a Mortgage constituting a valid first lien on an unencumbered interest of the Borrower as lessee under a ground lease underlying the related Mortgaged Property, then the Mortgage Loan Seller represents and warrants that:

     (A) The ground lease (with respect to this section (xliv), the term "ground lease" shall mean such ground lease, all amendments and modifications thereof and any related estoppels or agreements from ground lessor) or a memorandum regarding it has been duly recorded. The ground lease permits the interest of the lessee to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely affect the security provided by the related Mortgage. There has been no material change in the terms of such ground lease since its recordation, except by written instruments, all of which are included in the related Mortgage File;

     (B) The lessor under such ground lease has agreed in a writing included in the related Mortgage File that the ground lease may not be amended, modified, canceled or terminated without the prior written consent of the Mortgagee and that any such action without such consent is not binding on the Mortgagee, its successors or assigns, except if an event of default occurs under the Ground Lease and notice is provided to the Mortgagee and such default is curable by the Mortgagee, but remains uncured beyond the applicable cure period;

     (C) The ground lease has an original term (or an original term plus one or more optional renewal terms, which, under all circumstances, may be exercised, and will be enforceable, by the Mortgagee) that extends not less than 10 years beyond the stated maturity of the related Mortgage Loan;

     (D) The ground lease is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage other than the related ground lessor's related fee interest and any exceptions set forth in the related title insurance policy or opinion of title;

     (E) The ground lease is assignable to the Mortgagee and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date);

     (F) As of the date of origination of the Mortgage Loan, and to the Mortgage Loan Seller's knowledge as of the Cut-off Date, the ground lease is in full force and effect and no default has occurred, nor is there any existing condition which, but for the passage of time or giving of notice, would result in a default under the terms of the ground lease;

     (G) The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the Mortgagee. The ground lease or ancillary agreement further provides that no notice given is effective against the Mortgagee unless a copy has been given to the Mortgagee in a manner described in the ground lease or ancillary agreement;

     (H) Mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground lease through legal proceedings, or to take other action so long as the Mortgagee is proceeding diligently) to cure any default under the ground lease which is curable after the receipt of notice thereof before the lessor may terminate the ground lease;

     (I) The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

     (J) Any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the Mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except, with respect to condemnation awards, in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the outstanding principal balance of such Mortgage Loan to the market value of the related Mortgaged Property);

     (K) Under the terms of the ground lease and the related Mortgage, any related insurance proceeds, or condemnation award in respect of a total or substantially total loss or taking of the related Mortgaged Property will be applied first to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest if such proceeds have not been used to restore the premises (except, with respect to condemnation awards, in cases where a different allocation would not be viewed as commercially unreasonable by any institutional investor, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the outstanding principal balance of such Mortgage Loan to the market value of the related Mortgaged Property). Until the principal balance and accrued interest are paid in full, neither the lessee nor the lessor under the ground lease will have the option to terminate or modify the ground lease without prior written consent of the Mortgagee as a result of any casualty or partial condemnation, except to provide for an abatement of the rent;

     (L) Upon request, the ground lessor is required to enter into a new lease upon termination of the Ground Lease for any reason, on substantially similar terms and conditions as the old lease, including upon the rejection of the lease in bankruptcy;

     (M) Except as set forth on Schedule 1, the ground lease does not provide for an increase in rental payments; and

     (N) To the best of the Mortgage Loan Seller's (or its affiliates which originated the Mortgage Loan) knowledge, the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

          (xlv) Based on information obtained from the related Mortgagor at the time of origination, a list of borrowers or groups of affiliated borrowers with multiple Mortgage Loans is attached hereto as Exhibit D and, as of the Cut-off Date, the aggregate principal amount of any Mortgage Loan or group of Mortgage Loans made to one borrower or group of affiliated borrowers does not exceed $34 million;

          (xlvi) No Mortgage Loan has an interest rate lower than 6.970% per annum;

          (xlvii) With respect to each Mortgage Loan listed on Schedule 1 attached hereto, which provide for hyper-amortization after the respective anticipated repayment date ("ARD"): (a) no Mortgage Loan provides for payment of interest only, (b) the ARD in each case is not less than seven (7) years from the date of origination, (c) each Mortgage Loan provides for creation of a lockbox account pursuant to which all rents and other income from the Property from and after the ARD shall be deposited, which generally must become effective not later than three (3) months prior to the ARD and in all cases must become effective by the ARD unless the Borrower provides evidence satisfactory to the holder of the Mortgage that a refinancing of the Mortgage Loan will occur on or about the ARD, (d) after the ARD, excess cash flow (after payment of principal and interest at the pre-ARD rate, escrows, budgeted operating expenses, and other expenses approved by the holder of the Mortgage) is applied to reduction of the principal balance of the Mortgage Loan, (e) the unavailability of additional principal amounts in excess of the regularly scheduled principal and interest payments (at the applicable rate prior to the ARD) is not a default under the Mortgage Loan, and (f) the Mortgage Loan does not provide for the removal of the property manager solely because of the occurrence of the ARD and, if the removal of the property manager is permitted based on debt service coverage ratio tests, the calculation of the debt service coverage ratio is based on the initial interest rate in effect prior to the ARD;

          (xlviii) Each Mortgage Loan is nonrecourse except for certain circumstances including fraud, misappropriation, misrepresentation and waste; and

          (xlix) Except as otherwise set forth on Schedule 1 hereto, with respect to Mortgage Loans secured in whole or in part by the interest of the related mortgagor under a Ground Lease and by the related fee interest, such fee interest is subject, and subordinated of record, to the related Mortgage, and such Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest.

     3. Notice of Breach; Cure and Repurchase. (a) Pursuant to the Pooling and Servicing Agreement, the Mortgage Loan Seller and the Company shall be given notice of any Breach or Document Defect that materially and adversely affects the value of such Mortgage Loan or the interests of the holders of the Certificates therein.

     (b) Upon notice pursuant to Section 3(a) herein, the Mortgage Loan Seller shall, not later 90 days from the Mortgage Loan Seller's receipt of notice of such Breach or Document Defect, if such Breach or Document Defect shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein, cure such Document Defect or Breach, as the case may be, in all material respects or, if such Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within the periods hereinafter set forth, repurchase the affected Mortgage Loan at the applicable Repurchase Price (as defined below); provided, however, that if such Document Defect or Breach is capable of being cured but not within such 90-day period, such Document Defect or Breach does not relate to any Mortgage Loan not being treated as a "qualified mortgage" within the meaning of the REMIC Provisions, and the Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Mortgage Loan Seller shall have an additional 90 days to complete such cure (or failing such cure, to complete such repurchase); provided, further, that with respect to such additional 90-day period the Mortgage Loan Seller shall have delivered an Officer's Certificate to the Trustee setting forth the reason such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Mortgage Loan Seller is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. If the affected Mortgage Loan is to be repurchased, Mortgage Loan Seller shall remit the Repurchase Price in immediately available funds to the Trustee. The delivery of a binding commitment to issue a policy of lender's title insurance in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect with respect to any Mortgage File.

     The "Repurchase Price" with respect to any Mortgage Loan or REO Loan to be repurchased pursuant to this Agreement and Section 2.03 of the Pooling and Servicing Agreement, shall have the meaning given to the term "Purchase Price" in the Pooling and Servicing Agreement without giving effect to any amendment thereto unless the Mortgage Loan Seller has given its consent to such amendment in writing and signed by a duly authorized officer of the Mortgage Loan Seller.

     (c) Upon any repurchase of a Mortgage Loan contemplated by Section 3(b) above, the Trustee, the Servicer and the Special Servicer shall each tender to the Mortgage Loan Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed or assigned, as the case may be, to the Mortgage Loan Seller.

     (d) This Section 3 of this Agreement provides the sole and exclusive remedy available to the Company, the Trustee, the Certificateholders, or the Trustee on behalf of the Certificateholders or any other party, respecting any Document Defect or any Breach.

     (e) Subject to the terms of this Agreement, the Mortgage Loan Seller hereby acknowledges the assignment by the Company to the Trustee, as trustee under the Pooling and Servicing Agreement, for the benefit of the Certificateholders, of the representations and warranties contained herein and of the obligation of the Mortgage Loan Seller to repurchase a Mortgage Loan pursuant to this Section. The Trustee or its designee may enforce such obligations as provided in Section 8 hereof.

     4. Representations, Warranties and Agreements of Company.

     (a) The Company hereby represents and warrants to the Mortgage Loan Seller, as of the date hereof (or such other date as is specified in the related representation or warranty), as follows:

          (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business, is duly qualified as a foreign corporation in good standing in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the ability of the Company to perform its obligations hereunder, and the Company has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all the transactions contemplated hereby;

          (ii) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

          (iii) The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder will not conflict with any provision of any law or regulation to which the Company is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Company's organizational documents or any agreement or instrument to which the Company is a party or by which it is bound, or any law, rule, regulation, judgment, writ, injunction, order or decree applicable to the Company, or result in the creation or imposition of any lien on any of the Company's assets or property, in each case which would materially and adversely affect the ability of the Company to carry out the transactions contemplated by this Agreement;

          (iv) There is no action, suit, proceeding or investigation pending or to the knowledge of the Company, threatened against the Company in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

          (v) The Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Company or its properties or might have consequences that would materially and adversely affect its performance hereunder;

          (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the consummation of the transactions contemplated by this Agreement other than those that have been obtained by the Company; and

          (vii) Under GAAP and for federal income tax purposes, the Company will report the transfer of the Mortgage Loans by the Mortgage Loan Seller to the Company as a sale of the Mortgage Loans to the Company.

     5. Company's Conditions to Closing.

     The obligations of the Company under this Agreement shall be subject to the satisfaction, on the Closing Date, or such other date specified herein, of the following conditions:

     (a) The obligations of the Mortgage Loan Seller required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Mortgage Loan Seller under this Agreement shall be true and correct in all material respects, and no event shall have occurred which, with notice or the passage of time, or both, would constitute a material default under this Agreement.

     (b) The Company or its designee shall have received all of the following closing documents, in such forms as are agreed upon and acceptable to the Company and in form and substance satisfactory to the Company, the Underwriters and their respective counsel, duly executed by all signatories other than the Company as required pursuant to the respective terms thereof:

          (i) with respect to each Mortgage Loan, the related Mortgage File, which Mortgage Files shall be delivered to and held by the Trustee on behalf of the Company;

          (ii) the final Mortgage Loan Schedule;

          (iii) an officer's certificate from the Mortgage Loan Seller dated as of the Closing Date, in the form attached hereto as Exhibit B;

          (iv) an opinion of Mortgage Loan Seller's counsel, subject to customary exceptions and carve-outs, in form and substance reasonably acceptable to the Company and its counsel and the Rating Agencies, which states in substance the opinions set forth on Exhibit C hereto, and, in addition, an opinion delivered on the date of the Prospectus as to the matters set forth in the last paragraph of Exhibit C hereto; and

          (v) such other documents, certificates and opinions as the Company may reasonably request to effectuate the transactions contemplated by this Agreement.

     (c) The Mortgage Loan Seller hereby agrees to furnish such other information, documents, certificates, letters or opinions with respect to the Mortgage Loans or itself as may be reasonably requested by the Company in order for the Company to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement, the Pooling and Servicing Agreement or this Agreement.

     6. Indemnification and Contribution: (a) The Mortgage Loan Seller shall indemnify and hold harmless the Company, the Underwriter, their respective officers and directors, and each person, if any, who controls the Company or the Underwriter within the meaning of either Section 15 of the Securities Act of 1933, as amended (the "1933 Act") or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact relating to the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties or the Mortgage Loan Seller contained in (A) the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and on Annex A and Annex B to the Prospectus Supplement, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but, in the case of (i) and (ii), only if and to the extent that any such untrue statement or alleged untrue statement or omission or alleged omission (I) arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Annex A thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates),
(II) is contained in the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Prospectus Supplement and the Memorandum under the headings "Summary of the Prospectus Supplement--The Mortgage Pool" or "Summary of the Memorandum--The Mortgage Pool", as applicable, "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" or on Annex A to the Prospectus Supplement; provided that the foregoing were provided to the Mortgage Loan Seller for its review, or (III) arises out of or is based upon a breach of the representations and warranties of the Mortgage Loan Seller set forth in or made pursuant to
Section 2 (such representations and warranties, together with the information described in the preceding clauses I and II, the "Mortgage Loan Seller Information"); provided that the indemnification provided by this Section 6 shall not apply to the extent that such untrue statement or omission was made as a result of an error in (x) the manipulation of, or (y) any calculations based upon, or (z) any aggregation (other than an aggregation made in the Master Tape by the Mortgage Loan Seller) of, the information regarding the Mortgage Loans, the related Mortgagor, the related Mortgaged Property or the Mortgage Loan Seller set forth in the Master Tape and Annex A to the Prospectus Supplement, including without limitation the aggregation of such information with comparable information relating to the mortgage loans conveyed to the Trust Fund by Merrill Lynch Mortgage Capital Inc. (the "MLMC Mortgage Loans"). This indemnity agreement will be in addition to any liability which the Mortgage Loan Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 333-01704 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated December 9, 1997, as supplemented by the prospectus supplement dated December 18, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates, including all annexes thereto; "Memorandum" shall mean the private placement memorandum dated December 18, 1997, relating to the Non-Registered Certificates; "Registered Certificates" shall mean the Class A-1, Class A-2, Class B, Class C, Class D, Class E and Class IO Certificates; "Non-Registered Certificates" shall mean the Certificates other than the Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the MLMC Mortgage Loans and the Mortgage Loans covered by the Independent Accountants' Report on Applying Agreed-Upon Procedures dated December 18, 1997 and rendered by Deloitte & Touche LLP (a "hard copy" of which Master Tape was initialed on behalf of the Mortgage Loan Seller and the Purchaser).

     (b) The Company shall indemnify and hold harmless the Mortgage Loan Seller, its directors, officers, employees and agents, and each person, if any, who controls the Mortgage Loan Seller within the meaning of either the 1933 Act or the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, the Memorandum, the Diskette, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates or any items similar to Computational Materials or ABS Term Sheets forwarded to the prospective investors in the Non-Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, except to the extent such untrue statement, alleged untrue statement, omission or alleged omission is contained in the Mortgage Loan Seller Information. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party under this Section 6, except to the extent that it has been prejudiced in any material respect, or from any liability which it may have, otherwise than under this Section 6. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party for legal or other expenses incurred by the indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with one local counsel, if applicable), approved by the Company in the case of subsection (a), representing the indemnified parties under subsection (a) of this Section 6 who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

     (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable in accordance with its terms to an indemnified party under this Section 6, then the Mortgage Loan Seller and the Company shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, in such proportion as is appropriate to reflect the relative fault of the Mortgage Loan Seller on the one hand and the Company on the other in connection with the statement or omission that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Mortgage Loan Seller or the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Mortgage Loan Seller and the Company agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by per capita allocation or by any other method of allocation that does not take account of the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d) subject to the limitations therein provided under subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation.

     7. Notices. All communications hereunder shall be in writing and effective only upon receipt and, if sent to the Company, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at World Financial Center, New York, New York 10281, attention: Bruce L. Ackerman, fax number: (212) 449-7684, or, if sent to the Mortgage Loan Seller, will be mailed, hand delivered, couriered or sent by facsimile transmission to it at 292

Long Ridge Road, Stamford, Connecticut 06927, attention: Kathryn A. Cassidy, fax number: (203) 357-6364.

     8. Trust as Beneficiary. The representations, warranties and agreements made by the Mortgage Loan Seller in this Agreement are made for the benefit of, and, to the extent they are assigned by the Company to the Trustee under the Pooling and Servicing Agreement, may be enforced by or on behalf of, the Trustee, the Servicer or the Special Servicer, as provided in the Pooling and Servicing Agreement, to the same extent that the Company has rights against the Mortgage Loan Seller under this Agreement in respect of representations, warranties and agreements made by the Mortgage Loan Seller herein.

     9. Miscellaneous. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder, other than as provided herein.

     10. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or in certificates of officers of the Mortgage Loan Seller and the Company submitted pursuant hereto, shall remain operative and in full force and effect and shall survive transfer and sale of the Mortgage Loans to the Company and by the Company to the Trustee notwithstanding any language to the contrary contained in any endorsement of any Mortgage Loan.

     11. Severability. If any provision of this Agreement shall be prohibited or invalid under applicable law, this Agreement shall be ineffective only to such extent, without invalidating the remainder of this Agreement.

     12. Further Assurances. The Mortgage Loan Seller and the Company agree to execute and deliver such instruments and take such actions as the other party may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

     13. Amendments. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may not be changed or waived in any manner which would have a material adverse effect on Certificateholders without the prior written consent of the Trustee.

                            [Signature page follows]

                                      -25

     IN WITNESS WHEREOF, the Company and the Mortgage Loan Seller have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                 GE CAPITAL ACCESS, INC.

                                 By:   /s/ DANIEL VINSON
                                    -------------------------------------------
                                       Name:  Daniel Vinson
                                       Title: Authorized Signatory

                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                 By:   /s/ BRUCE L. ACKERMAN
                                    -------------------------------------------
                                       Name:  Bruce L. Ackerman
                                       Title: Vice President

                                                       EXHIBIT A
                                                      MLMI 1997-C2
                                           Mortgage Loan Schedule--GE Capital

Control
Number           Property Name                               Address                             City                      State
--------------------------------------------------------------------------------------------------------------------------------
 1      1601 Bronxdale Avenue                       1601 Bronxdale Avenue                        Bronx                       NY
 2      A-1 Self Storage                            345 10th Street                              Jersey City                 NJ
 3      All Aboard - San Francisco                  1700 Egbert Avenue                           San Francisco               CA
 4      All Aboard - San Ramon                      9180 Alcosta Blvd.                           San Ramon                   CA
 5      All Aboard - Sunnyvale                      106 Lawrence Station Road                    Sunnyvale                   CA
 6      All Aboard Self Storage - Anaheim I         155 South Adams Street                       Anaheim                     CA
 7      All Aboard-Northridge/Concord/N.Hollywood   Various                                      Various                     CA
 8      Amber Ridge                                 2421 Foothill Blvd.                          La Verne                    CA
 9      American Self Storage                       1150 N. Hamilton Street                      Chandler                    AZ
10      Bay Pointe North Apartments                 14003 Saulk Court                            Tampa                       FL
11      Bonaventure MHP                             19401 N. 7th Street                          Phoenix                     AZ
12      Bristol Plaza Self Storage                  2900 Ford Road                               Bristol                     PA
13      Calumet Square                              2213-2233 Calumet Drive                      Sheboygan                   WI
14      Canyon Point Apartments                     16550 Henderson Pass                         San Antonio                 TX
16      Cheron Village                              13202 SW 9th Court                           Davie                       FL
17      Cherry Creek Plaza                          5700 Manchaca Road                           Austin                      TX
18      Citrus Creek Apartments                     5301 Citrus Blvd.                            Harahan                     LA
19      Columbia Junction Center                    8610 Baltimore Washington Bivd.              Jessup                      MD
20      Courtyard - Waterbury                       63 Grand Street                              Waterbury                   CT
21      CVS Pharmacy                                1008 Lake Murray Blvd                        Irmo (Columbia)             SC
22      Cypress Pointe Apartments                   1227 Pin Oak Drive                           Flowood                     MS
23      Decatur Pines                               3920 S. Decatur Blvd.                        Las Vegas                   NV
24      Del Pine Terrace                            4301 Belle Terrace                           Bakersfield                 CA
26      Dip N Donut Plaza                           2060 N. University Drive                     Pembroke Pines              FL
27      Dogwood Lakes Apartments                    1907 Highway 5 North                         Benton                      AR
28      Dover Farms Apartments                      8290 Royalton Road                           North Royalton              OH
29      Doylestown Shpg Cntr                        400 North Main Street                        Doylestown                  PA
30      Eugene Mini Storage                         3550 W. 11th Avenue                          Eugene                      OR
31      Fairfield Inn - Jacksonville                8050 Baymeadows Circle West                  Jacksonville                FL
32      Federal Express Building                    12600 Prairie Avenue                         Hawthorne                   CA
33      Forrest Apartments                          4265 S. Bruce St. and 1880 E. Rochelle Ave.  Las Vegas                   NV
34      Fountain Park Shopping Center               4231 Macon Rd @ Reese Rd.                    Columbus                    GA
35      Free State Mall                             15528 Annapolis Road                         Bowie                       MD
36      G.T. Henderson Center (aka El Camino Real)  1053 - 1063 El Camino Real                   Sunnyvale                   CA
37      Gateway Medical Center                      995 Gateway Center Way                       San Diego                   CA
38      Gazebo Apartments                           2434 W. 24th Terrace                         Lawrence                    KS
39      Glasgow Mobile Home Park                    268 Cornell Drive                            Newark                      DE
40      Grandview Shopping Center                   11902-11906 S. Blue Ridge Blvd.              Grandview                   MO
41      Halcyon Village Shopping Center             7825 Vaughn Road                             Montgomery                  AL
42      Hampton Inn - Allentown                     7471 Keebler Way                             Allentown                   PA
46      Harbor Pointe Apartments                    331 Harbor Pointe Dr.                        Mt. Pleasant (Charleston)   SC
47      Haymarket Square                            1690 - 1750 Boston Road                      Springfield                 MA
48      Hidden Lake Apartments                      5419 110th Street SW                         Lakewood                    WA
49      Hunt Club                                   1500 Sparkman Drive                          Huntsville                  AL
50      Kroger Woodforest Shopping Center           11037 IH 10 East                             Houston                     TX
51      La Casita Mobile Home Park                  425 East McKellips Road                      Mesa                        AZ
52      Lake West Medical Cntr                      36100 Euclid Avenue                          Willoughby                  OH
54      Lexington Park Self Storage                 448 Great Mills Road                         Lexington Park              MD
56      Lockbourne Lodge                            10610 Ashville Pike Rd.                      Lockbourne                  OH
57      Maplewood Village                           3609 Westerville Road                        Columbus                    OH
58      Mason Place                                 430 South Mason Road                         Houston                     TX
59      Melody Lakes                                1045 N West End Blvd.                        Quakertown                  PA
60      Metro Center II                             555 Metro Place South                        Dublin                      OH
61      Mid-Oak Plaza                               147th and Cicero                             Midlothian                  IL
62      Midtown Mini Storage                        3808 Cedar Street                            San Diego                   CA
63      Northlake Tower Festival                    3983-4073 LaVista Road                       Tucker                      GA
64      Old Hill Offices                            120 Post Road West & 19 Ludlow Road          Westport                    CT
65      Pack Rat Charleston                         616 Johnnie Dodds Blvd.                      Mt. Pleasant                SC
66      Pack Rat North                              2170 Green Ridge Road                        North Charleston            SC
67      Pack Rat Summerville                        1713 Old Trolley Road                        Summerville                 SC
68      Park Chateau                                515 Chateau Drive, SW                        Huntsville                  AL
69      Pine Trail Shopping Center                  4576 Okeechobee Blvd.                        West Palm Beach             FL
70      Polo Club Apartments                        39352 Polo Club Drive                        Farmington Hills            MI
71      Pueblo Del Sol                              3751 Nellis Blvd.                            Las Vegas                   NV
72      Raintree Apartments                         3300 Rollingbrook Drive                      Baytown                     TX
73      Regal Gardens                               8625 King George Drive                       Dallas                      TX
74      Rivergate Plaza                             758 Two Mile Pkwy                            Goodlettsville (Nashville)  TN
75      Save & Lock                                 3210 W. 11th Avenue                          Eugene                      OR
76      Security Portfolio IIB                      Various                                      Various                     TX
77      Security Portfolio IIA                      Various                                      Various                     O
78      Sentry Self Storage - Chula Vista           3885 Main Street                             Chula Vista                 CA
79      Sentry Self Storage - Eastgate              8440 Eastgate Court                          San Diego                   CA
80      Sentry Self Storage - Lakeside              13542 Business Highway 8                     Lakeside                    CA
81      Shoppes at Taylor Ranch                     4801 Montano Rd NW                           Albuquerque                 NM
82      Shoppes of Deer Creek                       Hillsboro Blvd & Powerline Rd.               Deerfield Beach             FL
83      Sports Authority                            7800 Rivers Avenue                           N. Charleston (Charleston)  SC
84      Stadium MHP                                 6700 E Russell Road                          Las Vegas                   NV
85      Stone Creek Apts and Plaza                  Various                                      Anaheim                     CA
87      Summer Lake                                 4929 Tuckasseegee Road                       Charlotte                   NC
88      Superior Industrial Center                  4116-4202 East Superior Avenue               Phoenix                     AZ
89      The Atriums                                 1900 Lake Atriums Circle                     Orlando                     FL
90      The Bluffs at Northwoods                    1850 Yellowstone Court                       Gastonia                    NC
91      The Links at Joneboro                       1424 Links Circle                            Jonesboro                   AR
92      Town Center Shopping Center                 Route 202 & Lenape Drive                     New Britain                 PA
93      Twin Rivers Mall                            3100 Claredon Blvd                           New Bern                    NC
94      University Creek Shopping Center            5905-5983 S. University Drive                Davie                       FL
95      Waldorf Self Storage                        3150 Leonardtown Road (Route 5)              Waldorf                     MD
96      West Goshen Shopping Center                 997 Paoli Pike @ Route 202                   West Chester                PA
97      West Shore Estates                          3201 South Euclid                            Bay City                    MI
98      Westover Plaza Shopping Center              2920 Highway 127 South                       Hickory                     NC
99      Westwood Village                            6777 Rasberry Lane                           Shreveport                  LA
200     Willow Pond Apartments                      8402 Waterford Avenue                        Tampa                       FL
201     Willow Spring Apartments                    3402 Preston Road                            Pasadena                    TX
202     Yorba Ranch Village                         4905 Yorba Ranch Road                        Yorba Linda                 CA




Control                Original        Cut-off Date       Monthly        Gross           Remaining           Maturity
Number  Zip Code       Balance           Balance          Payment        Rate         Term       Amort         Date
----------------------------------------------------------------------------------------------------------------------
 1        10462        9,400,000       9,353,356.91      75,311.65       8.440         127        295       07/01/2008
 2        07302        3,000,000       2,988,683.02      24,623.56       8.730         116        296       08/01/2007
 3        94124        4,218,000       4,218,000.00      32,109.41       7.840         120        300       12/01/2007
 4        94583        3,386,000       3,386,000.00      25,775.83       7.840         120        300       12/01/2007
 5        94086        6,088,000       6,075,278.73      47,230.41       8.060         118        298       10/01/2007
 6        92801        1,795,000       1,791,369.36      14,164.68       8.260         118        298       10/01/2007
 7       Various       8,745,000       8,726,874.59      68,133.81       8.110         118        298       10/01/2007
 8        91750        6,280,000       6,272,148.77      44,298.34       7.590         118        358       10/01/2007
 9        85225        1,950,000       1,947,966.19      15,115.06       8.050         119        299       11/01/2007
10        33613        4,550,000       4,544,238.25      31,939.00       7.540         298        358       10/01/2022
11        85024        2,765,000       2,761,454.36      20,753.09       8.240         118        358       10/01/2007
12        19007        1,850,000       1,848,153.70      14,673.00       8.320         119        299       11/01/2007
13        53083        3,040,000       3,040,000.00      21,778.93       7.750         156        360       12/01/2010
14        78232        5,328,000       5,320,035.24      37,181.21       7.480         118        358       10/01/2007
16        33325        5,150,000       5,146,131.80      35,798.20       7.440         119        359       11/01/2007
17        78745        2,010,000       2,007,917.22      15,633.53       8.090          83        299       11/01/2004
18        70123       15,000,000      14,987,631.66      99,493.34       6.970         119        359       11/01/2007
19        20794        3,400,000       3,400,000.00      26,174.22       7.970         120        300       12/01/2007
20        06702        8,808,000       8,808,000.00      66,240.49       7.700         120        300       12/01/2007
21        29212        1,464,000       1,461,359.36      11,802.84       7.510         239        239       11/01/2017
22        39208        7,200,000       7,189,555.06      50,985.92       7.630         118        358       10/01/2007
23        89103        1,583,000       1,577,377.57      12,396.98       8.700         114        354       06/01/2007
24        93309        2,880,000       2,876,604.89      20,891.11       7.290         119        299       11/01/2007
26        33024        1,200,000       1,197,560.93       9,445.37       8.230         118        298       10/01/2007
27        72015        9,000,000       8,981,410.39      66,684.93       7.530         298        298       10/01/2022
28        44133       11,800,000      11,783,982.91      86,255.41       7.960         118        358       10/01/2007
29        18901       14,000,000      13,982,690.20      98,859.80       6.990         119        299       11/01/2007
30        97402        1,250,000       1,250,000.00       9,343.35       7.630         120        300       12/01/2007
31        32256        3,250,000       3,250,000.00      24,441.60       7.700         120        300       12/01/2007
32        90250        8,300,000       8,290,749.24      62,094.09       7.640         143        299       11/01/2009
33        89119        1,800,000       1,796,418.35      13,320.87       8.090          81        357       09/01/2004
34        31907        6,000,000       6,000,000.00      41,338.33       7.350         120        360       12/01/2007
35        20715       15,550,000      15,516,994.68     111,617.09       7.770         117        357       09/01/2007
36        94086        1,600,000       1,595,323.74      12,894.42       8.510         117        297       09/01/2007
37        92102        2,725,000       2,717,701.82      20,109.18       8.060         116        356       08/01/2007
38        66046          965,000         964,329.83       6,966.80       7.830         119        359       11/01/2007
39        19702       15,200,000      15,200,000.00     113,658.68       8.200         120        360       12/01/2007
40        64030        1,481,500       1,475,327.06      11,552.48       8.120         116        296       08/01/2007
41        36117        1,650,000       1,646,873.19      12,488.82       8.330         117        357       09/01/2007
42        18106        5,325,000       5,325,000.00      40,046.62       7.700         120        300       12/01/2007
46        29464       14,874,000      14,874,000.00     107,989.90       7.300         300        300       12/01/2022
47        01129       12,550,000      12,509,596.67      94,460.47       8.270         115        355       07/01/2007
48        98499        3,300,000       3,295,047.13      22,983.76       7.460         118        358       10/01/2007
49        35816        6,450,000       6,445,126.24      44,702.51       7.410         119        359       11/01/2007
50        77029        4,400,000       4,393,743.88      31,461.35       7.730         118        358       10/01/2007
51        85203        1,600,000       1,595,817.67      11,941.62       8.180         116        356       08/01/2007
52        44094        3,900,000       3,900,000.00      29,304.36       7.690         120        300       12/01/2007
54        21323          800,000         800,000.00       6,227.62       8.100         120        300       12/01/2007
56        43137        1,600,000       1,600,000.00      11,573.36       7.850          84        360       12/01/2004
57        43224          800,000         800,000.00       5,786.68       7.850          84        360       12/01/2004
58        77450        2,000,000       1,994,337.31      15,117.86       8.230         116        344       08/01/2007
59        18951        8,800,000       8,800,000.00      64,081.19       7.920         120        360       12/01/2007
60        43017        7,150,000       7,150,000.00      50,976.65       7.700         120        360       12/01/2007
61        60452        4,558,000       4,543,619.14      35,300.25       8.040          81        297       09/01/2004
62        92105        4,070,000       4,057,935.74      32,563.87       8.424         117        297       09/01/2007
63        30084       17,600,000      17,600,000.00     124,753.36       7.640         144        360       12/01/2009
64        06880        2,025,000       2,020,970.52      16,115.25       8.360         118        298       10/01/2007
65        29464        2,800,000       2,800,000.00      20,855.95       7.590         120        300       12/01/2007
66        29406        1,242,000       1,242,000.00       9,251.10       7.590         120        300       12/01/2007
67        29485        1,600,000       1,600,000.00      11,917.68       7.590         120        300       12/01/2007
68        35801        3,120,000       3,117,527.13      21,114.87       7.170         119        359       11/01/2007
69        33401       13,900,000      13,861,085.35     100,447.17       7.840         164        356       08/01/2011
70        48334       14,875,000      14,875,000.00     102,890.04       7.390         120        360       12/01/2007
71        89121       13,600,000      13,561,075.89      97,244.17       7.730          80        356       08/01/2004
72        77521        5,200,000       5,200,000.00      36,359.15       7.500         120        360       12/01/2007
73        75235        2,175,000       2,175,000.00      15,551.92       7.730         132        360       12/01/2008
74        37072        2,250,000       2,250,000.00      17,113.24       7.830         120        300       12/01/2007
75        97402        1,400,000       1,400,000.00      10,464.55       7.630         120        300       12/01/2007
76       Various       3,200,000       3,196,509.20      24,344.13       7.820         118        298       10/01/2007
77       Various       8,175,000       8,157,241.22      62,124.00       7.820         118        298       10/01/2007
78        91911        3,450,000       3,446,348.69      26,536.31       7.960         119        299       11/01/2007
79        92121        3,030,000       3,026,767.08      23,205.67       7.910         119        299       11/01/2007
80        92040          945,000         944,015.99       7,331.26       8.060         119        299       11/01/2007
81        87120        3,040,000       3,037,922.66      22,116.01       7.910         119        359       11/01/2007
82        33073        8,700,000       8,687,226.40      61,249.22       7.570         178        358       10/01/2012
83        29418        2,400,000       2,392,623.98      19,735.71       8.030         250        250       10/01/2018
84        89122        8,050,000       8,024,604.92      61,157.41       8.370          79        355       07/01/2004
85        92801        5,250,000       5,250,000.00      39,173.45       7.610         120        300       12/01/2007
87        28208        6,600,000       6,600,000.00      47,420.11       7.780         120        360       12/01/2007
88        85040        2,000,000       1,997,664.76      14,585.24       7.350         119        299       11/01/2007
89        32839        4,900,000       4,894,137.94      35,138.07       7.760         118        358       10/01/2007
90        28054        5,650,000       5,641,570.73      39,466.94       7.490         118        358       10/01/2007
91        72404       15,750,000      15,750,000.00     112,728.29       7.140         300        300       12/01/2022
92        18901        5,500,000       5,493,359.56      39,365.44       7.140         119        299       11/01/2007
93        28562       10,500,000      10,479,568.36      78,514.22       8.200         117        357       09/01/2007
94        33328        2,300,000       2,300,000.00      17,041.70       7.530         120        300       12/01/2007
95        20601          880,000         880,000.00       6,850.38       8.100         120        300       12/01/2007
96        19380       11,000,000      10,986,719.13      78,730.87       7.140         119        299       11/01/2007
97        48706        1,200,000       1,198,725.85       9,214.15       7.940         119        299       11/01/2007
98        28602        2,350,000       2,348,377.83      17,014.67       7.860         119        359       11/01/2007
99        71129        5,440,000       5,440,000.00      38,037.27       7.500         300        360       12/01/2022
200       33604        6,500,000       6,490,475.59      45,806.00       7.580         118        358       10/01/2007
201       77505        5,200,000       5,200,000.00      36,359.15       7.500         120        360       12/01/2007
202       92887        3,000,000       2,995,768.66      21,533.84       7.770         118        358       10/01/2007




Control          Ground                   Underwriting          Net           Subservicing   (1) Servicing Fee
Number           Lease                     Reserves            Rate              Fees              Fees           Subservicer
------------------------------------------------------------------------------------------------------------------------------
 1                No                   0.15  per sq. ft.       8.365             0.030             0.075             GCAM
 2                No                   0.15  per sq. ft.       8.655             0.030             0.075             GCAM
 3                No                   0.10  per sq. ft.       7.765             0.030             0.075             GCAM
 4                No                   0.10  per sq. ft.       7.765             0.030             0.075             GCAM
 5                No                   0.15  per sq. ft.       7.985             0.030             0.075             GCAM
 6                No                   0.10  per sq. ft.       8.185             0.030             0.075             GCAM
 7                No                   0.10  per sq. ft.       8.035             0.030             0.075             GCAM
 8                No                    298  per unit          7.515             0.030             0.075             GCAM
 9                No                   0.15  per sq. ft.       7.975             0.030             0.075             GCAM
10                No                    200  per unit          7.465             0.030             0.075             GCAM
11                No                     35  per pad           8.165             0.030             0.075             GCAM
12                No                   0.15  per sq. ft.       8.245             0.030             0.075             GCAM
13                No                   0.15  per sq. ft.       7.675             0.030             0.075             GCAM
14                No                    291  per unit          7.405             0.030             0.075             GCAM
16                No                     25  per pad           7.365             0.030             0.075             GCAM
17                No                   0.16  per sq. ft.       8.015             0.030             0.075             GCAM
18                No                    200  per unit          6.895             0.030             0.075             GCAM
19                No                   0.19  per sq. ft.       7.895             0.030             0.075             GCAM
20              Partial                  4%  of revenue        7.625             0.030             0.075             GCAM
21                No                   0.26  per sq. ft.       7.435             0.030             0.075             GCAM
22                No                    200  per unit          7.555             0.030             0.075             GCAM
23                No                    306  per unit          8.625             0.030             0.075             GCAM
24                No                    340  per unit          7.215             0.030             0.075             GCAM
26                No                   0.15  per sq. ft.       8.155             0.030             0.075             GCAM
27                No                    252  per unit          7.455             0.030             0.075             GCAM
28                No                    250  per unit          7.885             0.030             0.075             GCAM
29   Yes/will convert to both in '98   0.15  per sq. ft.       6.915             0.030             0.075             GCAM
30                No                   0.34  per sq. ft.       7.555             0.030             0.075             GCAM
31                No                     4%  of revenue        7.625             0.030             0.075             GCAM
32                No                   0.10  per sq. ft.       7.565             0.030             0.075             GCAM
33                No                    301  per unit          8.015             0.030             0.075             GCAM
34                No                   0.21  per sq. ft.       7.275             0.030             0.075             GCAM
35                Yes                  0.20  per sq. ft.       7.695             0.030             0.075             GCAM
36                No                   0.23  per sq. ft.       8.435             0.030             0.075             GCAM
37                No                   0.21  per sq. ft.       7.985             0.030             0.075             GCAM
38                No                    257  per unit          7.755             0.030             0.075             GCAM
39                No                     50  per pad           8.125             0.030             0.075             GCAM
40                No                   0.20  per sq. ft.       8.045             0.030             0.075             GCAM
41                No                   0.19  per sq. ft.       8.255             0.030             0.075             GCAM
42                No                     4%  of revenue        7.625             0.030             0.075             GCAM
46                No                    174  per unit          7.225             0.030             0.075             GCAM
47                No                   0.15  per sq. ft.       8.195             0.030             0.075             GCAM
48                No                    262  per unit          7.385             0.030             0.075             GCAM
49                No                    250  per unit          7.335             0.030             0.075             GCAM
50                No                   0.20  per sq. ft.       7.655             0.030             0.075             GCAM
51                No                     44  per pad           8.105             0.030             0.075             GCAM
52                No                   0.15  per sq. ft.       7.615             0.030             0.075             GCAM
54                No                   0.15  per sq. ft.       8.025             0.030             0.075             GCAM
56                No                     46  per pad           7.775             0.030             0.075             GCAM
57                No                     45  per pad           7.775             0.030             0.075             GCAM
58                No                   0.20  per sq. ft.       8.155             0.030             0.075             GCAM
59                No                     51  per pad           7.845             0.030             0.075             GCAM
60                No                   0.18  per sq. ft.       7.625             0.030             0.075             GCAM
61                No                   0.15  per sq. ft.       7.965             0.030             0.075             GCAM
62                No                   0.10  per sq. ft.       8.349             0.030             0.075             GCAM
63                Yes                  0.15  per sq. ft.       7.565             0.030             0.075             GCAM
64                No                   0.18  per sq. ft.       8.285             0.030             0.075             GCAM
65                No                   0.15  per sq. ft.       7.515             0.030             0.075             GCAM
66                No                   0.15  per sq. ft.       7.515             0.030             0.075             GCAM
67                No                   0.15  per sq. ft.       7.515             0.030             0.075             GCAM
68                No                    225  per unit          7.095             0.030             0.075             GCAM
69              Partial                0.15  per sq. ft.       7.765             0.030             0.075             GCAM
70                No                    200  per unit          7.315             0.030             0.075             GCAM
71                No                     25  per pad           7.655             0.030             0.075             GCAM
72                No                    232  per unit          7.425             0.030             0.075             GCAM
73                No                   0.20  per sq. ft.       7.655             0.030             0.075             GCAM
74                No                   0.36  per sq. ft.       7.755             0.030             0.075             GCAM
75                No                   0.22  per sq. ft.       7.555             0.030             0.075             GCAM
76                No                   0.05  per sq. ft.       7.745             0.030             0.075             GCAM
77                No                   0.06  per sq. ft.       7.745             0.030             0.075             GCAM
78                No                   0.10  per sq. ft.       7.885             0.030             0.075             GCAM
79                No                   0.10  per sq. ft.       7.835             0.030             0.075             GCAM
80                No                   0.16  per sq. ft.       7.985             0.030             0.075             GCAM
81                No                   0.26  per sq. ft.       7.835             0.030             0.075             GCAM
82                No                   0.17  per sq. ft.       7.495             0.030             0.075             GCAM
83                No                   0.12  per sq. ft.       7.955             0.030             0.075             GCAM
84                No                     25  per pad           8.295             0.030             0.075             GCAM
85                Yes                   229  per unit          7.535             0.030             0.075             GCAM
87                No                    250  per unit          7.705             0.030             0.075             GCAM
88                No                   0.16  per sq. ft.       7.275             0.030             0.075             GCAM
89                No                    274  per unit          7.685             0.030             0.075             GCAM
90                No                    374  per unit          7.415             0.030             0.075             GCAM
91                No                    304  per unit          7.065             0.030             0.075             GCAM
92                Both                 0.28  per sq. ft.       7.065             0.030             0.075             GCAM
93                No                   0.15  per sq. ft.       8.125             0.030             0.075             GCAM
94                No                   0.24  per sq. ft.       7.455             0.030             0.075             GCAM
95                No                   0.15  per sq. ft.       8.025             0.030             0.075             GCAM
96   Yes/will convert to both in '98   0.15  per sq. ft.       7.065             0.030             0.075             GCAM
97                No                     25  per pad           7.865             0.030             0.075             GCAM
98                No                   0.15  per sq. ft.       7.785             0.030             0.075             GCAM
99                No                    250  per unit          7.425             0.030             0.075             GCAM
200               No                    259  per unit          7.505             0.030             0.075             GCAM
201               No                    200  per unit          7.425             0.030             0.075             GCAM
202               No                   0.20  per sq. ft.       7.695             0.030             0.075             GCAM


(1) Servicing Fees consist of Master Servicing, Sub-Servicing, Special and Trustee Fees

                                    EXHIBIT B

                      FORM OF CERTIFICATE OF AN OFFICER OF
                             GE CAPITAL ACCESS, INC.

     I, ______________________, hereby certify that I am an authorized signatory of GE Capital Access, Inc., a Delaware Corporation (the "Seller"), and that, based upon information provided to me by appropriate officers, certify further as follows, to the best of my knowledge:

     1. The representations and warranties of the Seller in the Mortgage Loan Purchase Agreement, dated as of __________, 1997 (the "Purchase Agreement") are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date.

     2. The Seller has, in all material aspects, complied with all the agreements and satisfied all the conditions on its part that are required under the Purchase Agreement to be performed or satisfied at or prior to the date hereof.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1997.

                                                GE CAPITAL ACCESS, INC.


                                                By: ___________________________
                                                    Name:
                                                    Title: Authorized Signatory


     I, ______________________, an Assistant Secretary of the Seller, hereby certify that ______________________ is an authorized signatory of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have executed this Certificate as of __________,
1997.

                                                By: ___________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT C

                              FORM OF LEGAL OPINION

     1. The Mortgage Loan Seller is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own its assets and conduct its business as presently conducted by it and to own the Mortgage Loans, is duly qualified as a foreign corporation in good standing in the State of New York, and the Mortgage Loan Seller has taken all necessary action to authorize the execution, delivery and performance of the Mortgage Loan Purchase and Sale Agreement by it, and has the power and authority to execute, deliver and perform the Mortgage Loan Purchase and Sale Agreement and all the transactions contemplated hereby, including, but not limited to, the power and authority to sell, assign and transfer the Mortgage Loans in accordance with, and perform its obligations under, the Mortgage Loan Purchase and Sale Agreement.

     2. The Mortgage Loan Purchase and Sale Agreement has been duly authorized, executed and delivered by the Mortgage Loan Seller and constitutes the legal, valid and binding obligations of the Mortgage Loan Seller, enforceable against the Mortgage Loan Seller in accordance with the terms of the Mortgage Loan Purchase and Sale Agreement, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except to the extent rights to indemnity and contribution may be limited by applicable law.

     3. The execution and delivery of the Mortgage Loan Purchase and Sale Agreement by the Mortgage Loan Seller and the performance of its obligations under the Mortgage Loan Purchase and Sale Agreement will not conflict with any provision of any law or regulation to which the Mortgage Loan Seller is subject, or conflict with, result in a breach of or constitute a default under any of the terms, conditions or provisions of any of the Mortgage Loan Seller's organizational documents or, to our knowledge, any agreement or instrument to which the Mortgage Loan Seller is a party or by which it is bound, or any order or decree applicable to the Mortgage Loan Seller, or result in the creation or imposition of any lien on any of the Mortgage Loan Seller's assets or property, in each case which would materially and adversely affect the ability of the Mortgage Loan Seller to carry out the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement.

     4. There is no action, suit, proceeding or investigation pending or threatened, against the Mortgage Loan Seller in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of the Mortgage Loans or the ability of the Mortgage Loan Seller to carry out the transactions contemplated by this Agreement.

     5. To our knowledge, the Mortgage Loan Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Mortgage Loan Seller or its properties or might have consequences that would materially and adversely affect its performance under the Mortgage Loan Purchase and Sale Agreement.

     6. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Mortgage Loan Purchase and Sale Agreement or the consummation of the transactions contemplated by the Mortgage Loan Purchase and Sale Agreement, other than those which have been obtained by the Mortgage Loan Seller.

     In addition, counsel shall state (which statement shall be in form and substance reasonably acceptable to the Company) their view as to the accuracy of the information regarding the Mortgage Loans in the Prospectus Supplement and the Private Placement Memorandum.

                                    EXHIBIT D

                   SCHEDULE OF MORTGAGE LOANS TO ONE BORROWER
                        OR GROUP OF AFFILIATED BORROWERS

0383070.01


                                    Exhibit D

  Schedule of Mortgage Loans to One Borrower or Group of Affiliated Borrowers.

================================================================================
 Loan Group                                                         Closing Date
________________________________________________________________________________
1.  J.A. Robbins Company Affiliates Loans:
________________________________________________________________________________
    (a)  West Goshen                                                  (10/31/97)
________________________________________________________________________________
    (b)  Doylestown                                                   (10/31/97)
________________________________________________________________________________
    (c)  Town Center                                                  (10/31/97)
________________________________________________________________________________
2.  All Aboard Mini-Storage Group Loans:
________________________________________________________________________________
    (a)  Mid-Town Mini Storage, Ltd.-San Diego, CA                    (08/13/97)
________________________________________________________________________________
    (b)  Hyrail Partners IA LLC- Concord, Northridge & Hollywood, CA  (09/15/97)
________________________________________________________________________________
    (c)  Hyrail Partners IIIA LLC
________________________________________________________________________________
         (i)     Anaheim, CA                                          (09/11/97)
________________________________________________________________________________
         (ii)    Sunnyvale, CA                                        (09/15/97)
________________________________________________________________________________
         (iii)   San Ramon, CA                                        (11/14/97)
________________________________________________________________________________
         (iv)    San Francisco, CA                                    (11/14/97)
________________________________________________________________________________
3.  12400 LLC Affiliate Loans:
________________________________________________________________________________
    (a)  Rolling Brooks Associates, Ltd./Raintree Apartments          (11/10/97)
________________________________________________________________________________
    (b)  Willow Springs Asso., Ltd./Willow Springs Apartments         (11/10/97)
________________________________________________________________________________
4.  Lindsey Affiliate Loans:
________________________________________________________________________________
    (a)  The Links at Jonesboro                                       (11/06/97)
________________________________________________________________________________
    (b)  Dogwood Lakes Apartments                                     (09/26/97)
________________________________________________________________________________
5.  McKenzie Daniel Affiliate Loans:
________________________________________________________________________________
    (a)  Sports Authority                                             (09/11/97)
________________________________________________________________________________
    (b)  CVS Pharmacy                                                 (10/31/97)
________________________________________________________________________________
6.  Laport/Moyar Affiliate Loans:
________________________________________________________________________________
    (a)  Fairfield Inn/Concord Jacksonville L.P.                      (11/14/97)
________________________________________________________________________________
    (b)  Hampton Inn/TwoHotel Partnership, L.P.                       (11/17/97)
________________________________________________________________________________
    (c)  Courtyard by Marriott/TwoHotel Partnership, L.P.             (11/14/97)
================================================================================

================================================================================
 Loan Group                                                         Closing Date
________________________________________________________________________________
7.  Security Portfolio II, L.P. Loans:
________________________________________________________________________________
    (a)  Security Storage Plano, Austin & Colorado Facilities         (09/26/97)
________________________________________________________________________________
    (b)  Security Storage Dallas, Fort Worth Facilities               (09/29/97)
________________________________________________________________________________
8.  Humphrey/Margolis Affiliate Loans:
________________________________________________________________________________
    (a)  Lexington Park Self Storage                                  (11/14/97)
________________________________________________________________________________
    (b)  Waldorf Mini-Storage                                         (11/17/97)
________________________________________________________________________________
9.  Pack Rat Group Loans:
________________________________________________________________________________
    (a)  Pack Rat North                                               (11/04/97)
________________________________________________________________________________
    (b)  Pack Rat Summerville                                         (11/04/97)
________________________________________________________________________________
    (c)  Pack Rat Charleston                                          (11/04/97)
________________________________________________________________________________
10. Tandum/QCA Income Partners Loans:
________________________________________________________________________________
    (a)  Maplewood Mobile Home                                        (11/06/97)
________________________________________________________________________________
    (b)  Lockburne Lodge                                              (11/06/97)
________________________________________________________________________________
11. Sentry Self Storage, L.L.C. Loans:
________________________________________________________________________________
    (a)  Eastgate                                                     (11/24/97)
________________________________________________________________________________
    (b)  Lakeside                                                     (10/24/97)
________________________________________________________________________________
    (c)  Chula Vista                                                  (10/24/97)
________________________________________________________________________________
12. Fischer Affiliate Loans:
________________________________________________________________________________
    (a)  La Casita/Kelmesa, L.L.C.                                    (07/02/97)
________________________________________________________________________________
    (b)  Duck Creek L.P./Stadium Mobile Home Park                     (06/04/97)
________________________________________________________________________________
13. Eugene Storage Partners, Ltd. Loans:
________________________________________________________________________________
    (a)  Eugene Mini Warehouses                                       (11/04/97)
________________________________________________________________________________
    (b)  Sav-N-Lock                                                   (11/04/97)
________________________________________________________________________________
14. M & J Affiliate Loans:
________________________________________________________________________________
    (a)  M&J Dover Farms, LP                                          (09/26/97)
________________________________________________________________________________
    (b)  Mid Oak Plaza, LLC                                           (08/26/97)
________________________________________________________________________________
    (c)  Northlake Tower                                              (11/12/97)
________________________________________________________________________________
15. GE Affiliate Loans (an affiliate of the Mortgage Loan Seller, directly or indirectly, owns a majority interest in each Borrower):
________________________________________________________________________________
    (a)  Mid Oak Plaza, LLC                                           (08/26/97)
________________________________________________________________________________
    (b)  Free State Mall                                              (08/29/97)
================================================================================

================================================================================
 Loan Group                                                         Closing Date
________________________________________________________________________________
16. Brookside Affiliate Loans:
________________________________________________________________________________
    (a)  Hunt Club Apartments                                         (10/29/97)
________________________________________________________________________________
    (b)  Willow Pond Apartments                                       (09/18/97)
________________________________________________________________________________
    (c)  Park at Chateau                                              (10/30/97)
================================================================================

                                   SCHEDULE 1
                                   ----------

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                               UNDER SECTION 3(b)







                                      S-1-1

                                    GECC MLPA
                                   Schedule 1
         Exceptions to Representations and Warranties under Section 3(b)

REP NO.
-------

(vi):       Defeasance:  Metro Center II (11/17/97).
(xii):      Hyper-amortization loans:  See attached Schedule 2.

(xxxiii):   The Bluffs at Northwoods (9/18/97). The Mortgagor has been the subject of a bankruptcy proceeding for which the reorganization plan was confirmed on 6/6/97 and the applicable appeal period has expired. The Mortgagor has paid or provided for all expenses and fees associated with the plan, and the plan has been substantially consummated, although the final order closing the case has not yet been filed.

(xliii):    Secured Subordinate Debt:

            (a) Melody Lakes MHP (11/06/97). Two subordinate loans were made to the Mortgagor by affiliates of the Mortgagor in the aggregate amount of $700,000.00, secured by subordinate liens on the property, and subject to a Subordination and Standstill Agreement.

(xliv):     Ground Lease Exceptions:

            (a) Pine Trail Shopping Center (8/1/97). The Mortgage Property is subject to five ground leases along the eastern boundary of the shopping center tract and relate to a fast food restaurant, drive-in banking facility, and parking areas. (See attached matrix for exceptions to related representation.)

            (b) Courtyard by Marriott (11/14/97). The Mortgaged Property is secured by a fee simple interest, except with respect to the parking garage, which is subject to a ground lease. The rent schedule for the parking garage ground lease provides for payment of net profits from the operation of the parking garage.


                                      S-1-2

          (c)  Northlake Tower (11/12/97). Rent is not fixed. Rent Schedule:
                       a.  Annual Rent:
                           10/4/1982 - 10/3/1983: $150,000
                           10/4/1983 - 10/3/1984: $300,000
                           10/4/1984 - 10/3/2007: $600,000
                           10/4/2007 - 10/3/2032: 12% of appraised
                                                  value of Land, not
                                                  to be less than
                                                  $600,000, nor more
                                                  than $1,200,000
                           10/4/2033 - 10/3/2057: 12% of the
                                                  appraised value of
                                                  the Land, not to
                                                  be less than the
                                                  rental for the
                                                  previous 25 year
                                                  period, nor more
                                                  than twice the
                                                  amount thereof.

                       b. Plus 7% of Gross Rental Income for every year of the term.

          (d) Free State Mall (8/29/97). Rent is not fixed. CPI adjustments every 5 years subject to 5% limit. The lease expiration date is 10/31/2022 with a 42-year extension option.

          (e) Stone Creek Plaza (10/31/97). In addition to the base rent of $103,600 per year, the Mortgagor is required to pay annually as additional adjustment rent (i) 25% of rents received by Mortgagor with respect to the commercial portion of the property in excess of a base determined for calendar year 1980 (which base is $233,180), and (ii) 25% of rents received by Mortgagor with respect to the multifamily portion of the property in excess of a base determined for calendar year 1980 (which base is $336,423). For 1996, the total ground lease rent was $219,840, of which $116,240 was additional adjustment rent.

          (f) West Goshen and Doylestown Shopping Center Properties (10/31/97). The Mortgage Loans are secured by either a fee or leasehold interest in the Mortgaged Properties. The fee interest owned by affiliates of the Mortgagors are in all cases expressly subject to the Mortgages. The fee interests underlying two ground leases are not subject to the Mortgages and are described as follows:

               (a)  Freedom Ground Lease: At closing of the


                                     S-1-3

                    Mortgage Loans, a ground lease covering an aggregate of
                    21.337 acres at the West Goshen and Doylestown properties between Freedom Properties, L.P. ("Freedom"), as ground lessor, and the Mortgagor, as ground lessee (the "Freedom Ground Lease") was not subject or subordinate to the Mortgage. Freedom is not an affiliate of the Mortgagor. The loan documents provide that at the time the Mortgagor becomes the fee estate owner under the Freedom Ground Lease, the Mortgage lien on each property automatically spreads to encumber the fee estate. The Mortgage Loan Seller holds in escrow an aggregate of $6.5 million for the purpose of the acquisition by the Mortgagors of the fee estate from Freedom pursuant to an exercised purchase option. The Mortgagor contemplates closing on the acquisition of the fee in January 1998.

               (b) Regency Ground Lease: A ground lease covering a small portion along the northwest boundary representing .361 acres at the Doylestown property between Regency Woods Associates ("Regency"), as ground lessor, and Pullman Associates, as ground lessee (the "Regency Ground Lease"), existed at closing and is not subject or subordinate to the Mortgage. The Mortgagor has entered into a sublease of the Regency Ground Lease from Pullman Associates with an original term expiring in 2006, and options to renew the sublease for one period of fifteen years followed by four successive periods of five years each, provided Pullman Associates has purchased the Land. Pullman has both an option and an obligation to purchase the Land by 2006. Pursuant to Section 13(c) of the sublease, the Mortgagor's lender may exercise any of the Mortgagor's rights and powers under the sublease.






                                      S-l-4

                       Pine Trail Ground Lease Exceptions

-------------------------------------------------------------------------------
                                       Taplin     Groot    Swanger    Mobley
                                       Leases
                                        (2)
-------------------------------------------------------------------------------
Recorded?                               Yes        Yes       Yes       Yes
-------------------------------------------------------------------------------
Permits encumbrance?                    Yes        Yes(1)    Yes       Yes
-------------------------------------------------------------------------------
Use/Subletting restrictions?            No         No        No        No(2)
-------------------------------------------------------------------------------
Attornment by lender upon               Yes        No        Yes       Yes
foreclosure?
-------------------------------------------------------------------------------
Assignable upon foreclosure             Yes        No        Yes       Yes
without consent?
-------------------------------------------------------------------------------
Notice and cure rights for              Yes        Yes       Yes       Yes
Lender?
-------------------------------------------------------------------------------
Original term must extend               Yes        Yes(3)    Yes       Yes
more than 10 years beyond
stated maturity:
-------------------------------------------------------------------------------
Casualty insurance proceeds             Yes        No        No        No
disbursed under lender's
control?
-------------------------------------------------------------------------------
Lender may participate in               No         No        No        No
condemnation proceeds?
-------------------------------------------------------------------------------
Prohibits mortgage on fee,              (4)        No        No        No
or fee is subordinate to
ground lease?
-------------------------------------------------------------------------------
No amendment or termination             Yes        No        Yes       Yes
without consent of Lender?
-------------------------------------------------------------------------------
Landlord will enter into new            No         No        Yes       Yes
lease with Lender or assigns
upon foreclosure?

--------------

(1)  implied in Estoppel by agreeing to notify Lender of default

(2)  provided lessor is notified of any subleases

(3) original term expires January 31, 2015, but Maker has two 20 year extension options

(4) Upon request of Maker, any mortgagee of the ground lessor's fee interest will subordinate its mortgage to Maker's mortgage.


                                      S-1-5

-------------------------------------------------------------------------------
Fixed rental obligation                 (5)        Yes(6)    No        No
during mortgage term?
-------------------------------------------------------------------------------




---------------

(5)  One lease has a fixed rental obligation, and one does not.

(6)  but Maker will also pay percentage rent


                                      S-1-6

                                   SCHEDULE 2
                                   ----------

                        LIST OF HYPER-AMORTIZATION LOANS







                                      S-2-1

                                  GE ARD LOANS
                                  MLMI 1997-C2

                                                                 (INCL. 12/1/97
                                                                      PYMT)
HYPERAM CONTROL #   PROPERTY NAME                               CURRENT BALANCE
-------------------------------------------------------------------------------
   Yes         1    1601 Bronxdale Avenue                         9,353,356.91
   Yes         2    A-1 Self Storage                              2,988,683.02
   Yes         3    All Aboard - San Francisco                    4,218,000.00
   Yes         4    All Aboard - San Ramon                        3,386,000.00
   Yes         5    All Aboard - Sunnyvale                        6,075,278.73
   Yes         6    All Aboard Self Storage - Anaheim I           1,791,369.36
   Yes         7    All Aboard-                                   8,726,874.59
                    Northridge/Concord/N. Hollywood
   Yes         8    Amber Ridge                                   6,272,148.77
   Yes         9    American Self Storage                         1,947,966.19
   Yes        12    Bristol Plaza Self Storage                    1,848,153.70
   Yes        13    Calumet Square                                3,040,000.00
   Yes        14    Canyon Point Apartments                       5,320,035.24
   Yes        16    Cheron Village                                5,146,131.80
   Yes        17    Cherry Creek Plaza                            2,007,917.22
   Yes        18    Citrus Creek Apartments                      14,987,631.66
   Yes        19    Columbia Junction Center                      3,400,000.00
   Yes        20    Courtyard - Waterbury                         8,808,000.00
   Yes        22    Cypress Pointe Apartments                     7,189,555.06
   Yes        23    Decatur Pines                                 1,577,377.57
   Yes        24    Del Pine Terrace                              2,876,604.89
   Yes        28    Dover Farms Apartments                       11,783,982.91
   Yes        30    Eugene Mini Storage                           1,250,000.00
   Yes        31    Fairfield Inn - Jacksonville                  3,250,000.00
   Yes        32    Federal Express Building                      8,290,749.24
   Yes        33    Forrest Apartments                            1,796,418.35
   Yes        34    Fountain Park Shopping Center                 6,000,000.00
   Yes        35    Free State Mall                              15,516,994.68
   Yes        36    G.T. Henderson Center (aka El                 1,595,323.74
                    Camino Real)
   Yes        37    Gateway Medical Center                        2,717,701.82
   Yes        38    Gazebo Apartments                               964,329.83
   Yes        39    Glasgow Mobile Home Park                     15,200,000.00
   Yes        40    Grandview Shopping Center                     1,475,327.06
   Yes        41    Halcyon Village Shopping Center               1,646,873.19
   Yes        42    Hampton Inn - Allentown                       5,325,000.00
   Yes        47    Haymarket Square                             12,509,596.67



                                      S-2-2

   Yes        48     Hidden Lake Apartments                       3,295,047.13
   Yes        49     Hunt Club                                    6,445,126.24
   Yes        50     Kroger Woodforest Shopping Center            4,393,743.88
   Yes        51     La Casita Mobile Home Park                   1,595,817.67
   Yes        52     Lake West Medical Cntr                       3,900,000.00
   Yes        54     Lexington Park Self Storage                    800,000.00
   Yes        58     Mason Place                                  1,994,337.31
   Yes        59     Melody Lakes                                 8,800,000.00
   Yes        60     Metro Center II                              7,150,000.00
   Yes        61     Mid-Oak Plaza                                4,543,619.14
   Yes        62     Midtown Mini Storage                         4,057,935.74
   Yes        63     Northlake Tower Festival                    17,600,000.00
   Yes        65     Pack Rat Charleston                          2,800,000.00
   Yes        66     Pack Rat North                               1,242,000.00
   Yes        67     Pack Rat Summerville                         1,600,000.00
   Yes        68     Park Chateau                                 3,117,527.13
   Yes        70     Polo Club Apartments                        14,875,000.00
   Yes        71     Pueblo Del Sol                              13,561,075.89
   Yes        72     Raintree Apartments                          5,200,000.00
   Yes        73     Regal Gardens                                2,175,000.00
   Yes        74     Rivergate Plaza                              2,250,000.00
   Yes        75     Save & Lock                                  1,400,000.00
   Yes        76     Security Portfolio IIB                       3,196,509.20
   Yes        77     Security Portfolio IIA                       8,157,241.22
   Yes        78     Sentry Self Storage - Chula Vista            3,446,348.69
   Yes        79     Sentry Self Storage - Eastgate               3,026,767.08
   Yes        80     Sentry Self Storage - Lakeside                 944,015.99
   Yes        81     Shoppes at Taylor Ranch                      3,037,922.66
   Yes        82     Shoppes of Deer Creek                        8,687,226.40
   Yes        84     Stadium MHP                                  8,024,604.92
   Yes        85     Stone Creek Apts and Plaza                   5,250,000.00
   Yes        87     Summer Lake                                  6,600,000.00
   Yes        88     Superior Industrial Center                   1,997,664.76
   Yes        89     The Atriums                                  4,894,137.94
   Yes        90     The Bluffs at Northwoods                     5,641,570.73
   Yes        92     Town Center Shopping Center                  5,493,359.56
   Yes        93     Twin Rivers Mall                            10,479,568.36
   Yes        94     University Creek Shopping Center             2,300,000.00
   Yes        95     Waldorf Self Storage                           880,000.00
   Yes        98     Westover Plaza Shopping Center               2,348,377.83
   Yes       200     Willow Pond Apartments                       6,490,475.59
   Yes       201     Willow Spring Apartments                     5,200,000.00
   Yes       202     Yorba Ranch Village                          2,995,768.66


                                      S-2-3